The Glenmede Fund, Inc.

(the “Fund”)

Supplement dated August 29, 2025 to the

Prospectus and Statement of Additional Information (“SAI”)

dated February 28, 2025, as supplemented

Effective September 2, 2025, all references to the Women in Leadership U.S. Equity Portfolio are hereby removed from the Prospectus and Statement of Additional Information, each dated February 28, 2025.

This supplement should be retained for future reference.